UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 28, 2012

NYXIO TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-137160	98-0501477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2156 NE Broadway Portland, Oregon	97232
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 855-436-6996

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 – Other Events

Item 8.01  Other Events.

On February 28, 2012, the Board of Directors of Nyxio Technologies Corp. (the “Company”) adopted the 2012 Equity Incentive Plan (the “Plan”) and reserved 4,500,000 shares of the Company’s common stock for issuance thereunder to officers, directors, employees, consultants and other service providers of the Company.  The Plan is subject to final approval by the Company’s shareholders.   A copy of the Plan is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	2012 Equity Incentive Plan

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SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYXIO TECHNOLOGIES CORPORATION

Date: February 29, 2012	By:	/s/ Mirjam Metcalf
Mirjam Metcalf
Chief Financial Officer

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